UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

GLUCOTRACK, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-54785	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8 Ariel Sharon Street, P.O. Box 6037607, Or Yehuda, Israel	L3 7760049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972 (8) 675-7878

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2022, Shalom Shushan, Chief Technology Officer, provided notice of his resignation from GlucoTrack, Inc. (the “Company”), effective May 22, 2022, for personal reasons.

In connection with the Company’s previously announced plans to migrate certain aspects of product development to the United States, James P. Thrower PhD, Vice President of Engineering, will be assuming Mr. Shushan’s responsibilities.

Mr. Thrower joined the Company in December 2021 as its second U.S. employee. He is a seasoned engineering and global product development leader with a track record of successfully leading large healthcare technology-focused projects across multiple geographies from prototype design through clinical trials and FDA submissions. From June 2019 until December 2021, he held senior positions at Sterling Medical Devices and from 2005 to June 2019 he held various senior positions at Mindray DS USA Inc. Prior to that Mr. Thrower was a senior software and electrical engineer at DexCom, Inc. He earned his bachelor’s degree in both Electrical Engineering and Computer Engineering, as well as his MSc and PhD in Electrical Engineering from North Carolina State University. He is a published author in numerous industry publications and is a named inventor on over 120 patents.

ITEM 5.03 Amendment to Certificate of Incorporation

As previously disclosed by the Company, effective March 14, 2022, it changed its name to GlucoTrack, Inc. via a previously disclosed and approved amendment to its articles of incorporation, which was approved by its shareholders and reported via a Current Report on Form 8-K on March 30, 2020.

ITEM 9.01 Exhibit

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2022

GLUCOTRACK, INC.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn
Title:	Chief Financial Officer